UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 25, 2022
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Cactus, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38390	35-2586106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Memorial City Way, Suite 300
Houston, Texas 77024
(Address of principal executive offices)
(Zip Code)

(713) 626-8800
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	WHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 25, 2022, Cactus Wellhead, LLC (“Cactus LLC”), the operating subsidiary through which Cactus, Inc. (the “Company”) operates its business, entered into an amendment (the “ABL Credit Facility Amendment”) to its five-year senior secured asset-based revolving credit facility originally entered into on August 21, 2018 by and among Cactus LLC, a syndicate of lenders, JPMorgan Chase Bank, N.A., as administrative agent for such lenders and as an issuing bank and the swingline lender (as amended prior to the ABL Credit Facility Amendment, the “ABL Credit Facility”).

The ABL Credit Facility Amendment amended the ABL Credit Facility to, among other things, (i) increase the committed amount of the revolving credit facility from $75 million to $80 million, (ii) extend the maturity date of the revolving credit facility to July 25, 2027, or such earlier date that is 91 days prior to the maturity date of any indebtedness that has a principal balance exceeding $30 million, (iii) adjust the pricing grid to reduce the interest rate margins applicable to borrowings under the ABL Credit Facility (as amended by the ABL Credit Facility Amendment) and (iv) increase the advance rate for investment grade accounts receivable.

The other material terms of the ABL Credit Facility were unchanged.

The description above is only a summary of the ABL Credit Facility Amendment. It is not complete and is qualified in its entirety by reference to the full text of the ABL Credit Facility Amendment, which will be filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2022.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report is incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cactus, Inc.

July 29, 2022	By:	/s/ Stephen Tadlock
Date	Name:	Stephen Tadlock
	Title:	Vice President, Chief Financial Officer and Treasurer

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